                                                                    Exhibit 31.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

                            Section 302 Certification

I, JAMIE B. COULTER, certify that:

(1) I have reviewed this quarterly report on Form 10-Q of LONE STAR STEAKHOUSE &
SALOON, INC, a Delaware corporation (the "registrant");

(2) Based on my  knowledge,  this  quarterly  report does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not  misleading  with respect to the period covered by this quarterly report;

(3)  Based on my  knowledge,  the  financial  statements,  and  other  financial information  included in this quarterly  report,  fairly present in all material respects the financial  condition,  results of operations  and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

(4)  The  registrant's  other  certifying  officer  and  I are  responsible  for establishing and maintaining  disclosure  controls and procedures (as defined in
Exchange Act Rules 13a-15(e) and 15d-15(e),  and internal control over financial reporting  (as defined in Exchange Act Rule,  13a-15(f) and  15d-15(f))  for the
registrant and have:

      (a)   Designed such  disclosure  controls and  procedures,  or caused such
            disclosure   controls  and  procedures  to  be  designed  under  our
            supervision,  to ensure that  material  information  relating to the registrant,  including its consolidated subsidiaries,  is made known to us by others  within  those  entities,  particularly  during  the period in which this quarterly report is being prepared;

      (b)   Designed such internal control over financial  reporting,  or caused such internal control over financial  reporting to be designed under our  supervision,  to provide  reasonable  assurance  regarding  the reliability of financial  reporting and the preparation of financial statements  for  external  purposes  in  accordance  with  generally accepted accounting principles.

      (c)   Evaluated the effectiveness of the registrant's  disclosure controls and  procedures and presented in this report our  conclusions  about the effectiveness of the disclosure  controls and procedures,  as of the  end  of the  period  covered  by  this  report  based  on  such evaluation; and

      (d)   Disclosed  in this  report any change in the  registrant's  internal
            control  over   financial   reporting   that  occurred   during  the
            registrant's  most recent fiscal  quarter (the  registrant's  fourth fiscal  quarter in the case of an annual report) that has materially
            affected,   or  is  reasonably  likely  to  materially  affect,  the
            registrant's internal control over financial reporting; and

(5) The registrant's other certifying officer and I have disclosed, based on our most recent  evaluation of internal  control over  financial  reporting,  to the registrant's  auditors  and the audit  committee  of the  registrant's  board of directors (or persons performing the equivalent functions):

      (A)   All significant  deficiencies and material  weaknesses in the design or operation of internal control over financial  reporting which are reasonably  likely to affect  the  registrant's  ability  to record, process, summarize and report financial information; and

      (B)   Any fraud,  whether or not  material,  that  involves  management or other  employees  who have a  significant  role in the  registrant's internal control over financial reporting.

Date: May 1, 2006
                                                     By: /s/ Jamie B. Coulter
                                                         -----------------------
                                                         Jamie B. Coulter
                                                         Chief Executive Officer